SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 5, 2002
(Date of earliest event reported)

Warren Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-33275	11-3024080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 Fifth Avenue, 32nd Floor, New York, New York 10017
(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (212) 697-9660

(Former name or former address, if changed since last report):

Warren Resources Inc.

ITEM 5. OTHER

Reincorporation in Delaware

On September 5, 2002 Warren Resources Inc., a New York corporation (“Warren Resources New York”), completed a reincorporation in Delaware (the “Reincorporation”) through the merger of Warren Resources New York with and into its wholly-owned subsidiary, Warren Resources, Inc., a Delaware corporation (“Warren Resources Delaware” or the “Company”). As of the effective date of the merger, Warren Resources New York ceased to exist.

The Reincorporation effects a change in the legal domicile of the Company and will not result in any change in the Company’s business, management, employees, fiscal year, assets or liabilities, location of any of the facilities (including corporate headquarters) and will not result in any relocation of management or other employees.

The Reincorporation was approved by the holders of greater than 66-2/3% of the outstanding shares of Common Stock of Warren Resources New York at a Special Meeting of Shareholders held in New York, New York on September 5, 2002. Pursuant to the Agreement and Plan of Merger between Warren Resources Delaware and Warren Resources New York, each share of Warren Resources New York’s Common Stock, $0.001 par value, was automatically converted into one share of Warren Resources Delaware’s Common Stock, par value $0.0001 per share and each previously issued share of Warren Resources New York Common Stock, $0.001 par value per share, was deemed cancelled on the effective date of the merger. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF WARREN RESOURCES DELAWARE.

Approval of Stock Incentive Plans

On September 5, 2002, at the Special Meeting of Shareholders of Warren New York the following three stock incentive plans were also approved by the holders of greater than a majority of all the shares of common stock outstanding: (1) the Warren 2001 Stock Incentive Plan; (2) the Warren Key Employee Stock Incentive Plan; and (3) Warren 2000 Equity Incentive Plan for Employees of Petroleum Development Corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)          Financial Statements of Business Acquired

Not applicable.

(b)         Pro Forma Financial Information

Not applicable.

(c)          Exhibits

Set forth below is a list of exhibits included as part of this Current Report.

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Merger between Warren Resources, Inc., a Delaware corporation, and Warren Resources Inc, a New York corporation, dated July 16, 2002.*

3.1	Restated and Amended Certificate of Incorporation of Warren Resources, Inc. a Delaware corporation dated August 29, 2002 and filed with the Delaware Secretary of State on August 30, 2002.

3.2	Bylaws of Warren Resources, Inc., a Delaware corporation.

10.1	Warren Resources 2001 Stock Incentive Plan.*

10.2	Warren Resources Key Employee Stock Incentive Plan.*

10.3	Warren Resources 2000 Equity Incentive Plan for Employees of Petroleum Development Corporation.*

* Included with and incorporated by reference to the Registrant’s Definitive Proxy Statement on Form 14A as filed with the Commission on July 16, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2002

WARREN RESOURCES, INC.

By:	/s/ Timothy A. Larkin
Timothy A. Larkin
Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Merger between Warren Resources, Inc., a Delaware corporation, and Warren Resources Inc, a New York corporation, dated July 16, 2002.*

3.1	Restated and Amended Certificate of Incorporation of Warren Resources, Inc. a Delaware corporation dated August 29, 2002 and filed with the Delaware Secretary of State on August 30, 2002.

3.2	Bylaws of Warren Resources, Inc., a Delaware corporation.

10.1	Warren Resources 2001 Stock Incentive Plan.*

10.2	Warren Resources Key Employee Stock Incentive Plan.*

10.3	Warren Resources 2000 Equity Incentive Plan for Employees of Petroleum Development Corporation.*

* Included with and incorporated by reference to the Registrant’s Definitive Proxy Statement on Form 14A as filed with the Commission on July 16, 2002.